                                                                    EXHIBIT 99.1


(NATCOGROUP LOGO)                                           PRESS RELEASE


2950 North Loop West, Suite 700
Houston, TX  77092
PHONE: (713) 685-8062   FAX: (713) 683-7841

--------------------------------------------------------------------------------
NATCO GROUP REPORTS FIRST QUARTER RESULTS                  HOUSTON, MAY 6, 2003

--------------------------------------------------------------------------------

NATCO Group Inc. (NYSE: NTG) today announced first quarter 2003 revenue and earnings of $68.0 million and $0.1 million ($0.00 per diluted share) respectively, compared to revenue and earnings of $73.6 million and $1.8 million ($0.11 per diluted share), respectively, for the first quarter of 2002. Included in the first quarter 2003 earnings are certain items, classified as other expense, net, for severance and relocation costs totaling $0.6 million associated with reductions in force in the US and the previously announced consolidation of operations in Canada, as well as foreign exchange transaction losses, primarily on intercompany balances. Earnings for the quarter before these charges were $0.4 million, or $0.03 per diluted share (see footnote (1) below).

The decrease in revenue compared to the first quarter of last year was primarily due to a decline in sales of traditional equipment and services in the US and Canada. This area of the business historically lags the trend in rig activity. With the North American rig count increasing significantly in the first quarter of 2003 and current month, the company expects traditional equipment and services in the US and Canada to show improving results during the second half of 2003.

The company's internal profit (see footnote (2) below) for the first quarter of 2003 was $3.2 million, compared to $4.7 million for the first quarter of the prior year. The decrease in internal profit was primarily due to lower sales of replacement membranes and a decrease in contribution to margin from projects for Pemex year over year. The company expects solid growth from both CO2 operations and projects for Pemex in 2003, although revenues and margins may fluctuate significantly from quarter to quarter. Also contributing to the decline in profit was the lower volume of traditional business described above, partially offset by initiatives to reduce operating expenses.

The company's gross profit as a percentage of revenue in the first quarter of 2003 fell to 23.2% from 24.8% for the first quarter of 2002, due, in part, to a smaller portion of revenue attributable to CO2 operations and projects for Pemex, which typically command higher margins. Also, margins declined as a result of the completion in 2002 of several high margin projects at the company's Axsia subsidiary, partially offset in the current quarter by margin improvements from execution performance on two key West African jobs. Finally, margin percentage fell at the company's Automation and Control Systems segment. However, revenue for the Automation and Control Systems segment increased 28% over prior year, and contribution to internal profit from that segment increased 45% to $1.3 million.

Bookings for first quarter 2003 were $60.7 million, an increase of 23% compared to the first quarter of last year, with backlog at quarter-end 8% higher than at March 31, 2002. New bookings in the quarter included oil treating and desalting systems for projects in Brazil and offshore Angola, a water treating system in the North Sea, and a hydrogen plant in Kazakhstan.

"While poor market conditions obviously had a negative effect on the quarter, we look for results to improve as the year progresses, based on the current level of bid activity and increasing North American rig counts," commented Nat Gregory, Chairman and CEO.

The company will hold a webcast May 6, 2003, at 9:00 a.m. central standard time to discuss the results of the quarter. To listen, log on at http//www.firstcallevents.com/service/ajwz381341559gf12.html

NATCO Group Inc. is a leading provider of wellhead process equipment, systems and services used in the production of oil and gas. NATCO has designed, manufactured and marketed production equipment and services for more than 75 years. NATCO production equipment is used onshore and offshore in most major oil and gas producing regions of the world.

Statements made in this press release that are forward-looking in nature are intended to be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and may involve risks and uncertainties. The forward-looking statements included in this press release are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed in the Annual Report on Form 10-K for the year ended December 31, 2002 filed by NATCO Group Inc. on March 21, 2003.

(1) These figures represent non-GAAP financial measures as defined under Regulation G. The most directly comparable financial measures calculated in accordance with GAAP are presented in the first sentence of the first paragraph of this press release. A schedule reconciling the non-GAAP and GAAP presentations is included in tabular form at the end of this press release.

(2) The company calculates internal profit as segment profit (loss) adjusted for other expense, net, research and development costs, and corporate overhead allocations. Segment profit (loss), as defined in the company's Annual Report on Form 10-K as of December 31, 2002, is calculated as income before net interest expense, income taxes, depreciation and amortization expense and accounting changes. The company believes reporting internal profit provides the reader of the financial statements with useful information concerning the company's profitability by segment. This presentation is used internally by the company's management to evaluate the results of operations. The company's management has chosen to present this information to investors as comparative information about the company's on-going financial performance.

                        NATCO GROUP INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                               MARCH 31,      DECEMBER 31,
                                                                                  2003            2002
                                                                               ---------      ------------
                                           ASSETS
                                                                              (unaudited)
Current assets:
  Cash and cash equivalents ..............................................     $   1,282      $      1,689
  Trade accounts receivable, net .........................................        80,914            74,677
  Inventories ............................................................        33,325            32,400
  Prepaid expenses and other current assets ..............................         9,859             7,611
                                                                               ---------      ------------
        Total current assets .............................................       125,380           116,377
Property, plant and equipment, net .......................................        33,104            31,485
Goodwill, net ............................................................        79,356            78,977
Deferred income tax assets, net ..........................................         2,846             2,984
Other assets, net ........................................................         1,584             1,772
                                                                               ---------      ------------
        Total assets .....................................................     $ 242,270      $    231,595
                                                                               =========      ============

                            LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current installments of long-term debt .................................     $  14,558      $      7,097
  Accounts payable .......................................................        42,094            36,074
  Accrued expenses and other .............................................        34,826            37,243
  Customer advances ......................................................           536             1,354
                                                                               ---------      ------------
        Total current liabilities ........................................        92,014            81,768
Long-term debt, excluding current installments ...........................        30,640            45,257
Postretirement benefit and other long-term liabilities ...................        12,544            12,718
                                                                               ---------      ------------
        Total liabilities ................................................       135,198           139,743
                                                                               ---------      ------------

Series B convertible preferred stock $.01 par value. 15,000
  shares authorized, issued and outstanding (net of issuance costs)(3) ...        14,101                --


Stockholders' equity:
  Series A preferred stock $.01 par value. Authorized 500,000
    shares; no shares issued and outstanding(3) ..........................            --                --
  Common stock, $.01 par value. Authorized 50,000,000 shares;
    issued and outstanding 15,803,797 shares as of .......................           158               158
   March 31, 2003 and December 31, 2002
  Additional paid-in capital .............................................        97,223            97,223
  Accumulated earnings ...................................................         8,764             8,734
  Treasury stock, 795,692 shares at cost as of March 31, 2003
    and December 31, 2002 ................................................        (7,182)           (7,182)
  Accumulated other comprehensive loss ...................................        (2,266)           (3,395)
  Notes receivable from officers and stockholders ........................        (3,726)           (3,686)
                                                                               ---------      ------------
        Total stockholders' equity .......................................        92,971            91,852
                                                                               ---------      ------------
Commitments and contingencies
        Total liabilities and stockholders' equity .......................     $ 242,270      $    231,595
                                                                               =========      ============

(3) The company has one class of preferred stock, $.01 par value, having 5,000,000 authorized shares of which 500,000 is designated Series A preferred stock and 15,000 is designated Series B convertible preferred stock.

                        NATCO GROUP INC. AND SUBSIDIARIES

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                   THREE MONTHS ENDED
                                                                                        MARCH 31,
                                                                                   2003          2002
                                                                                 --------      --------
Revenues ...................................................................     $ 68,013      $ 73,578
Cost of goods sold .........................................................       52,202        55,315
                                                                                 --------      --------
     Gross profit ..........................................................       15,811        18,263
Selling, general and administrative expense ................................       12,644        13,545
Depreciation and amortization expense ......................................        1,230         1,159
Interest expense ...........................................................        1,062         1,017
Interest cost on postretirement benefit liability ..........................          209           122
Interest income ............................................................          (49)          (56)
Other expense, net .........................................................          576          (397)
                                                                                 --------      --------
     Income before income taxes and cumulative effect of
        change in accounting principle .....................................          139         2,873
Income tax provision .......................................................           50         1,100
                                                                                 --------      --------
     Net income before cumulative effect of change
         in accounting principle ...........................................           89         1,773
Cumulative effect of a change in accounting principle
    (net of tax benefit of $18) ............................................           34            --
                                                                                 --------      --------
          Net income .......................................................     $     55      $  1,773
                                                                                 ========      ========

Earnings per share--basic:
Net income before cumulative effect of change in accounting principle ......     $     --      $   0.11
Cumulative effect of change in accounting principle ........................           --            --
                                                                                 --------      --------
          Net income .......................................................     $     --      $   0.11
                                                                                 ========      ========

Earnings per share--diluted:
Net income before cumulative effect of change in accounting principle ......     $     --      $   0.11
Cumulative effect of change in accounting principle ........................           --            --
                                                                                 --------      --------
          Net income .......................................................     $     --      $   0.11
                                                                                 ========      ========

Basic weighted average number of shares of
  common stock outstanding .................................................       15,804        15,804
Diluted weighted average number of shares
  of common stock outstanding ..............................................       15,874        15,936

                        NATCO GROUP INC. AND SUBSIDIARIES

                          UNAUDITED SEGMENT INFORMATION
                                 (IN THOUSANDS)

                                                    THREE MONTHS ENDED
                                                        MARCH 31,
                                                 -----------------------
                                                   2003           2002
                                                 --------       --------
Revenue:
North American Operations                        $ 28,615       $ 38,376
Engineered systems                                 26,046         25,109
Automation & Control Systems                       15,241         11,865
Eliminations                                       (1,889)        (1,772)
                                                 --------       --------
Total revenue                                    $ 68,013       $ 73,578
                                                 ========       ========

Gross profit:
North American Operations                        $  7,354       $ 10,250
Engineered Systems                                  5,871          5,852
Automation & Control Systems                        2,586          2,161
Eliminations                                           --             --
                                                 --------       --------
Total gross profit                               $ 15,811       $ 18,263
                                                 ========       ========

Gross profit % of revenue:
North American Operations                            25.7%          26.7%
Engineered Systems                                   22.5%          23.3%
Automation & Control Systems                         17.0%          18.2%
Total gross profit % of revenue                      23.2%          24.8%

Selling, general and administrative expense:
North American Operations                        $  5,415       $  6,005
Engineered Systems                                  4,103          4,027
Automation & Control Systems                        1,267          1,249
Technology & Product Development                      922            819
Corporate and other                                   937          1,445
                                                 --------       --------
Total selling, general and
administrative expense                           $ 12,644       $ 13,545
                                                 ========       ========

Internal profit (2):
North American Operations                        $  1,939       $  4,245
Engineered Systems                                  1,768          1,825
Automation & Control Systems                        1,319            912
Technology & Product Development                     (922)          (819)
Corporate and other                                  (937)        (1,445)
                                                 --------       --------
Total internal profit                            $  3,167       $  4,718
                                                 ========       ========

Bookings:
North American Operations                        $ 24,881       $ 30,042
Engineered Systems                                 22,108         10,211
Automation & Control Systems                       13,721          9,073
                                                 --------       --------
Total bookings                                   $ 60,710       $ 49,326
                                                 ========       ========


                                                     AS OF MARCH 31,
                                                 -----------------------
Backlog:                                           2003           2002
                                                 --------       --------
North American Operations                        $ 10,968       $ 16,159
Engineered Systems                                 67,151         56,003
Automation & Control Systems                        4,677          4,849
                                                 --------       --------
Total backlog                                    $ 82,796       $ 77,011
                                                 ========       ========

                        NATCO GROUP INC. AND SUBSIDIARIES

    UNAUDITED RECONCILIATION OF EARNINGS AND EARNINGS PER SHARE, ADJUSTED FOR
                                  CERTAIN ITEMS
                                 (IN THOUSANDS)

                                                                   FOR THE QUARTER ENDED MARCH 31, 2003
                                                               --------------------------------------------
                                                                 INCOME           SHARES          PER SHARE
                                                               (NUMERATOR)     (DENOMINATOR)        AMOUNT
                                                               -----------     -------------      ---------
                                                                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Net income                                                     $        55
Less:  Preferred stock dividends accrued                               (25)
Add:  Other expense, net                                               576
      Tax effect of other expense, net                                (206)
                                                               -----------
Earnings (adjusted for certain items)                          $       400

BASIC EPS (ADJUSTED FOR CERTAIN ITEMS)
Earnings available to common stockholders                      $       400            15,804      $     .03
                                                                                                  =========

EFFECT OF DILUTIVE SECURITIES
Stock options                                                           --                70
                                                               -----------     -------------
                                                                        --            15,874

DILUTED EPS (ADJUSTED FOR CERTAIN ITEMS):
Earnings available to common stockholders  + assumed
 conversions                                                   $       400            15,874      $     .03
                                                               ===========     =============      =========


                                                                   FOR THE QUARTER ENDED MARCH 31, 2002
                                                               --------------------------------------------
                                                                 INCOME           SHARES          PER SHARE
                                                               (NUMERATOR)     (DENOMINATOR)        AMOUNT
                                                               -----------     -------------      ---------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

Net income                                                     $     1,773
Less:  Other, net                                                     (397)
       Tax effect of other expense, net                                152
                                                               -----------
Earnings (adjusted for certain items)                          $     1,528
                                                               ===========

BASIC EPS (ADJUSTED FOR CERTAIN ITEMS):
Earnings available to common stockholders                      $     1,528            15,804      $    0.10
                                                                                                  =========

EFFECT OF DILUTIVE SECURITIES
Stock options                                                           --               132
                                                               -----------     -------------

DILUTED EPS (ADJUSTED FOR CERTAIN ITEMS):

Earnings available to common stockholders + assumed
 conversions
                                                               $     1,528            15,936      $    0.10
                                                               ===========     =============      =========

                        NATCO GROUP INC. AND SUBSIDIARIES

      UNAUDITED RECONCILIATION OF SEGMENT PROFIT (LOSS) TO INTERNAL PROFIT
                                 (IN THOUSANDS)

                                    -----------------------------------------------------------------------------------------
                                                                  QUARTER ENDED MARCH 31, 2003
                                    -----------------------------------------------------------------------------------------
                                                                                    TECHNOLOGY &
                                    NORTH AMERICAN   ENGINEERED     AUTOMATION &       PRODUCT      CORPORATE &
                                      OPERATIONS       SYSTEMS    CONTROL SYSTEMS    DEVELOPMENT    ELIMINATIONS      TOTAL
                                    --------------   ----------   ---------------   -------------   ------------    ---------
Segment profit (loss):                 $ 1,264         $  972         $ 1,319               --         $ (964)       $ 2,591
Other, net                                 453            (87)             --               --            210            576
R&D and other                              222            883              --          $  (922)          (183)            --
                                       -------         ------         -------          -------         ------        -------
Internal profit (loss)                 $ 1,939         $1,768         $ 1,319          $  (922)        $ (937)       $ 3,167
                                       =======         ======         =======          =======         ======        =======


                                    -----------------------------------------------------------------------------------------
                                                                  QUARTER ENDED MARCH 31, 2003
                                    -----------------------------------------------------------------------------------------
                                                                                    TECHNOLOGY &
                                    NORTH AMERICAN   ENGINEERED     AUTOMATION &       PRODUCT      CORPORATE &
                                      OPERATIONS       SYSTEMS    CONTROL SYSTEMS    DEVELOPMENT    ELIMINATIONS      TOTAL
                                    --------------   ----------   ---------------   -------------   ------------    ---------
Segment profit (loss):                 $ 3,927         $1,336         $   912               --        $(1,060)       $ 5,115
Other, net                                  74           (511)             --               --             40           (397)
R&D and other                              244          1,000              --          $  (819)          (425)            --
                                       -------         ------         -------          -------        -------        -------
Internal profit (loss)                 $ 4,245         $1,825         $   912          $  (819)       $(1,445)       $ 4,718
                                       =======         ======         =======          =======        =======        =======